[MERRILL LYNCH LOGO]                     CLASS M-2 DM TABLE FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                        DISCOUNT MARGIN TABLE - CLASS M-2

                           $737,974,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                              LITTON LOAN SERVICING
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

APRIL 1, 2003
--------------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                    CLASS M-2 DM TABLE FOR
MERRILL LYNCH       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                    SERIES 2003-WMC2

--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     CLASS M-2 DM TABLE FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC2
--------------------------------------------------------------------------------


                       DISCOUNT MARGIN TABLE (TO CALL)(1)

                                PREPAYMENT SPEED

PRICE                  0%              50%             80%             100%             125%              150%              200%
-----                ------          ------          ------           ------           ------            ------            ------
M-2
99.25000             194.00          199.00          203.00           206.00           209.00            210.00            214.00
99.30000             194.00          198.00          203.00           205.00           208.00            209.00            213.00
99.35000             194.00          198.00          202.00           204.00           206.00            207.00            211.00
99.40000             193.00          197.00          201.00           203.00           205.00            206.00            209.00
99.45000             193.00          197.00          200.00           202.00           204.00            205.00            208.00
99.50000             193.00          196.00          199.00           201.00           203.00            203.00            206.00
99.55000             193.00          195.00          198.00           200.00           201.00            202.00            205.00
99.60000             192.00          195.00          197.00           199.00           200.00            201.00            203.00
99.65000             192.00          194.00          196.00           198.00           199.00            199.00            201.00
99.70000             192.00          194.00          195.00           197.00           198.00            198.00            200.00
99.75000             191.00          193.00          194.00           195.00           196.00            197.00            198.00
99.80000             191.00          192.00          194.00           194.00           195.00            195.00            196.00
99.85000             191.00          192.00          193.00           193.00           194.00            194.00            195.00
99.90000             191.00          191.00          192.00           192.00           193.00            193.00            193.00
99.95000             190.00          191.00          191.00           191.00           191.00            191.00            192.00
100.00000            190.00          190.00          190.00           190.00           190.00            190.00            190.00
100.05000            190.00          189.00          189.00           189.00           189.00            189.00            188.00
100.10000            189.00          189.00          188.00           188.00           187.00            187.00            187.00
100.15000            189.00          188.00          187.00           187.00           186.00            186.00            185.00
100.20000            189.00          188.00          186.00           186.00           185.00            185.00            184.00
100.25000            189.00          187.00          186.00           185.00           184.00            183.00            182.00
100.30000            188.00          186.00          185.00           184.00           182.00            182.00            180.00
100.35000            188.00          186.00          184.00           182.00           181.00            181.00            179.00
100.40000            188.00          185.00          183.00           181.00           180.00            179.00            177.00
100.45000            187.00          185.00          182.00           180.00           179.00            178.00            175.00
100.50000            187.00          184.00          181.00           179.00           177.00            177.00            174.00
100.55000            187.00          183.00          180.00           178.00           176.00            175.00            172.00
100.60000            187.00          183.00          179.00           177.00           175.00            174.00            171.00
100.65000            186.00          182.00          178.00           176.00           174.00            173.00            169.00
100.70000            186.00          182.00          178.00           175.00           172.00            171.00            167.00
100.75000            186.00          181.00          177.00           174.00           171.00            170.00            166.00
WAL                   25.64            9.68            6.15             4.97             4.22              3.94              3.21
PRINCIPAL
WINDOW        Jan24 - Aug31   Nov07 - Nov17   Apr06 - Sep12    May06 - Sep10    Jul06 - Jan09     Aug06 - Nov07     Mar06 - Jun06

(1)      Assumes 4/3/03 settlement date


--------------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.